SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): _December 5, 2006

VIPER NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0032939	87-0410279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10373 Roselle Street, Suite 170, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (858) 452-8737

_____________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES, “EXPECTS, “MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE AGREEMENT WITH ONASI, PLANNED EFFORTS TO IMPLEMENT THE COMPANY’S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY’S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION of PRO MOLD, INC., OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Viper Networks, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

(a) Issuance of Series A Preferred Stock

On December 5, 2006, the Company issued 415,191 shares of the Company’s Series A Preferred Stock to the Company’s President, Farid Shouekani as a final payment for the balance due on the return of 23,151,902 shares of the Company’s Common Stock previously returned by him to the Company. In addition, the Company also issued shares of the Company’s Series A Preferred Stock in payment of two outstanding promissory notes: (a) 413,995 shares of the Series A Preferred Stock to John G. Castiglione as payment in full on a promissory note carrying a principal balance of $62,099.14 and (b) 257,603 shares of the Series A Preferred Stock to Jason A. Sunstein as payment in full on a promissory note carrying a principal balance of $38,640.45.

All of the Series A Preferred Stock was issued pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933. No broker-dealer, finder, or other person earned or will receive any commission or fee in connection with the issuance of the Series A Preferred Stock and the Company did not receive any monies or proceeds from the sale of these shares.

(b) Issuance of Series B Preferred Stock

On December 5, 2006, the Company issued 324,708 shares of the Company’s Series B Preferred Stock to Onsai, Inc. pursuant to the VOIP Equipment Purchase and Services Agreement of October 25, 2006 (the “Agreement”) with Onasi, Inc. (a company that does business under the name “OnSat”) (“OnSat”).

The Series B Preferred Stock was designated a new series of preferred stock so as to allow the Company meet its obligations under the Agreement. The rights and privileges of the Series B Preferred Stock are as described in Item 3.03(b) (below),

All of the Series B Preferred Stock was issued pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933. No broker-dealer, finder, or other person earned or will receive any commission or fee in connection with the issuance of the Series B Preferred Stock and the Company did not receive any monies or proceeds from the sale of these shares.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

(a) Amendment to Certificate of Determination for Series A Preferred Stock

On December 1, 2006, our Board of Directors in exercising its authority under Article Fourth of our Articles of Incorporation and pursuant to the provisions of the Nevada General

Corporation Law, approved the Amendment to our Certificate of Determination for the Series A Preferred Stock so that, as amended, the Certificate is to increase the number of shares of the Series A Preferred Stock to 5,000,000 from the previous amount of 3,000,000 Shares of the Series A Preferred Stock.

The designation of the higher amount of 5,000,000 shares means that of the 10,100,000 shares of our authorized preferred stock (par value $0.001), 5,000,000 of these shares will be designated as Series A Preferred Stock. The rights and privileges of the Series A Preferred Stock will not change as a result of the Amendment.

With the increase in the number of shares designated as Series A Preferred Stock from 3,000,000 to 5,000,000, the Board of Directors may, as circumstances require, issue additional shares of the Series A Preferred Stock to one or more persons consistent with the obligations of the Board of Directors under the Nevada General Corporation Law and prudent governance of our Company.

(b) Certificate of Determination for Series B Preferred Stock

In addition, our Board of Directors also voted to approve the designation of 1,000,000 shares of our preferred stock as Series B Preferred Stock. Overall, the Series B Preferred Stock has the following rights and privileges: (1) In the event of any consolidation or merger of the Company which is in the nature of the winding up of the Company's business or sale of all or substantially all of the Company’s assets (a "Liquidation"), each holder of record of shares of Series B Preferred Stock shall be entitled to be paid in Common Stock, in respect of each such share the amount of two hundred (200) shares of the Company’s common stock (par value $0.001) up to the date of such Liquidation (whether or not, to the extent permitted by law, the Company shall have surplus or earnings available for dividends), and no more; (2) Each of the shares of the Series B Preferred Stock shall be automatically converted into two hundred (200) shares of the Company’s common stock within thirty (30) days after the first date at which: (1) the Company shall have sufficient authorized but unissued shares of its common stock available for the conversion of all Series B Preferred Stock then outstanding and then for the conversion of all Series B Preferred Stock then outstanding; and (2) upon any reasonable notice to all of the holders of the Series B Preferred Stock; (3) The Company shall have no right to call or redeem the Series B Preferred Stock at any time; (4) Except as otherwise provided by law, each share of the Series B Preferred Stock shall be entitled, on all matters on which any of the shareholders are required or permitted to vote, to two hundred (200) votes per share. And except as provided expressly herein or as required by law, the holders of the Series B Preferred Stock shall vote together with the Common Stock shareholders and not as a separate class. So long as any shares of the Series B Preferred Stock remain outstanding, the Company shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the total number of shares of the Series B Preferred Stock then outstanding voting separately as a class, alter or change, in any material respect, the rights, preferences or privileges or the restrictions of the shares of the Series B Preferred Stock whether by amendment of the Company’s Certificate of Designation of Preferences or otherwise. At any meeting at which the holders of the Series B Preferred Stock are entitled to vote as a class pursuant to this provision, the holders of a majority of all outstanding shares of Series B Preferred Stock, present in person (including, any person present via telephone) or represented by proxy, shall be necessary to constitute a quorum.

ITEM 7.01 REGULATION FD DISCLOSURE

The Amendment to the Certificate of Determination to increase the number of shares of our preferred stock designated as Series A Preferred Stock may allow us greater flexibility to meet our financial obligations. Further, the Series B Preferred Stock, with its conversion and super voting rights, grants enhanced privileges to the holders of the Series B Preferred Stock.

Both the Series A Preferred Stock and the Series B Preferred Stock serve to give greater control and influence to the holders of these shares and diminish the control and influence that holders of our common stock otherwise would have. While the Company’s management believes that the actions of increasing the authorized number of Series A Preferred Stock and authorizing the Series B Preferred Stock were prudent and appropriate actions needed to address the Company’s needs, the actions do result in a further reduction of the influence and control of our Common Stockholders.

Currently, we do not have sufficient authorized but unissued shares of our Common Stock that would allow the Series A Preferred Stock or the Series B Preferred Stock to convert into our Common Stock.

For the Series A Preferred Stock and/or the Series B Preferred Stock to convert into the Company’s Common Stock, the Company will be required to obtain approval from the Company’s shareholders (including the holders of the Company’s Series A Preferred Stock and the Series B Preferred Stock) for one of the following: (1) an increase in the authorized amount of the Company’s Common Stock; (2) a reverse stock split that would reduce the number of shares of the Company’s outstanding Common Stock; or (3) a combination of an increase in the number of authorized shares of the Company’s Common Stock and a reverse split of the Company’s Common Stock so that, as effectuated, all of the authorized shares of the Series A Preferred Stock and all of the Series B Preferred Stock can convert into the Company’s Common Stock.

(A) Factors That May Affect Future Results

In General. The purchase of shares of the Company’s common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1) The market price of our common stock may fluctuate significantly.

The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

• the announcement of new technologies by us or our competitors;

• quarterly variations in our and our competitors’ results of operations;

• changes in earnings estimates or recommendations by securities  analysts;

• developments in our industry;

• general market conditions and other factors, including factors unrelated to our own operating performance;

• changing regulatory exposure, laws, rules and regulations which may change; and

• tax incentives and other changes in the tax code.

Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2) Trading of our common stock is limited.

Our Common Stock is traded only on the OTC Pink Sheets and there can be no guarantee that we will gain or achieve any listing on the NASD Electronic Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3) Limited Financial Resources and Future Dilution

We are a small company and we have limited financial resources. The additional issuances of the Series A Preferred Stock and the Series B Preferred Stock serves to dilute the interests of our common stockholders in that it further limits their ability to control or influence the Company. While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER NETWORKS, INC.

Date: December 6, 2006	By:	/s/ Farid Shouekani
Farid Shouekani, President